
   NUMBER                                                                                       SHARES
------------                                                                                 ------------
                                          SPECTRUM VENTURES LTD.
------------               INCORPORATED UNDER THE TERMS OF THE STATE OF COLORADO             ------------
                                100.000 000                 SHARED

                                                                                        --------------------
                                                                                         CUSIP  84763T 10 7
                                                                                        --------------------
                                                                                             SEE REVERSE
                                                                                      FOR CERTAIN DEFINITIONS



        THIS CERTIFIES THAT


        Is The Owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                            SPECTRUM VENTURES LTD.

        transferable only on the books of the Company in person or by authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:



                            SPECTRUM VENTURES LTD.
                                   CORPORATE
                                     SEAL

SECRETARY                          COLORADO                            PRESIDENT


                               COUNTERSIGNED AND REGISTERED:
                               AMERICAN SECURITIES TRANSFER & TRUST, INC.
                               P.O. Box 1598
                               Denver, Colorado 80201


                               By:
                                  ---------------------------------------------
                                   Transfer Agent & ______ Authorized Signature